UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2022

SOCIETY PASS INCORPORATED

(Exact name of registrant as specified in its charter)

Nevada	001-41037	83-1019155
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

701 S. Carson Street, Suite 200 Carson City, Nevada 89701
(Address of principal executive offices)

(+65) 6518-9382

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	SOPA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 1.01 Entry into a Material Definitive Agreement

On February 14, 2022, Push Delivery PTE Ltd., a Republic of Singapore corporation (the “Buyer"), a wholly owned subsidiary of SOPA Technology PTE LTD, a Singapore company, which in turn is a 95% owned subsidiary of Society Pass Incorporated, a Nevada corporation (the “Company”) acquired all of the outstanding capital stock of New Retail Experience, Incorporated, a Philippines company d/b/a Pushkart (“Pushkart”), which consists of 3,750,000 shares (the “Pushkart Shares”), one Peso per share pursuant to a Share Purchase Agreement (the “Agreement”) dated February 14, 2022 among the Buyer and all of the shareholders of Pushkart (the “Sellers”).

Pursuant to the Agreement, the total purchase price paid by the Buyer for the Pushkart shares was $1,000,000, that was payable to the Sellers as follows:

1) $200,000 in cash upon the execution of the Agreement; and

2) $800,000 in common stock of the Company, valued at the closing price of the Company’s common stock on February 12, 2022, which was $3.53 per share, which equaled a total of 226,629 shares of Company common stock.

The Share Purchase Agreement includes representations, warranties and covenants of the Buyer and the Sellers as well as other customary closing conditions.

Pushkart is an online grocery delivery service in Philippines.

The foregoing summary description of the Share Purchase Agreement does not purport to be complete and is qualified in its entirety by the full text of the Share Purchase Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 3.02 Unregistered Sales of Equity Securities

To the extent required by Item 3.02, the disclosure set forth in Item 1.01 above regarding the issuance of shares of the Company’s common stock pursuant to the Agreement is incorporated by reference into this Item 3.02.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements required by this Item, with respect to the acquisition described in Item 1.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(b) Pro forma financial information.

The pro forma financial information required by this Item, with respect to the acquisition described in Item 1.01 herein, will be filed as soon as practicable, and in any event not later than 71 days after the date on which this Current Report on Form 8-K was required to be filed pursuant to Item 2.01.

(d) Exhibits.

Exhibit No.	Description of Exhibits
10.1	Share purchase agreement, dated February 14, 2022, among the Buyer and the Sellers.
99.1	Press Release

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Society Pass Incorporated

	By:	/s/ Dennis Nguyen
	Name	: Dennis Nguyen
	Title:	Chief Executive Officer

Date: February 17, 2022

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